UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2009

Asset Acceptance Capital Corp.

(Exact name of Registrant as specified in its charter)

Delaware	000-50552	80-0076779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28405 Van Dyke Avenue

Warren, MI 48093

(Address of principal executive offices)

Registrant’s telephone number, including area code: (586) 939-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 24, 2009, Asset Acceptance Capital Corp. (the “Company”) issued a press release announcing that a trust of which the spouse of Nathaniel F. Bradley IV, the Company’s non-executive Chairman, is trustee, has entered into a pre-arranged, non-discretionary stock trading plan pursuant to Rule 10b5-1 under the Securities and Exchange Act of 1934.

A copy of the press release regarding the stock trading plan is attached hereto as Exhibit 99.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description
99	Press Release, dated June 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 24, 2009	ASSET ACCEPTANCE CAPITAL CORP.

	By:	/s/ E.L. Herbert
	Name:	E.L. Herbert
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated June 24, 2009.